Exhibit 99.1

1 RCS Capital to Acquire Summit Financial Services Group November 18, 2013

2 Cautionary Note Regarding Forward - Looking Statements • Information set forth herein contains “forward - looking statements” (as defined in Section 21E of the Exchange Act), which reflect RCS Capital Corporation’s (“RCAP”) expectations regarding future events. The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements. Such forward - looking statements include, but are not limited to, whether and when the transactions contemplated by the purchase of Summit Financial Services Group, Inc . (“Summit”) will be consummated, plans for the operations of RCAP and Summit post - closing , market and other expectations, objectives, intentions, as well as any expectations or projections with respect to RCAP and Summit post - closing , including regarding future dividends and market valuations, and other statements that are not historical facts. • The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements: the ability to obtain requisite approvals for the merger with Summit, including, among other things, regulatory approval of certain changes in control of Summit’s FINRA - regulated broker - dealer businesses and Summit stockholder approval; market volatility; unexpected costs or unexpected liabilities that may arise from the merger with Summit, whether or not consummated; the inability to retain key personnel; the deterioration of market conditions; and future regulatory or legislative actions that could adversely affect the parties to the merger agreement relating to the merger with Summit. Additional factors that may affect future results are contained in RCAP’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov. RCAP disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

3 Important Additional Information Filed With the SEC • RCAP plans to file with the SEC a Registration Statement on Form S - 4 in connection with the proposed transaction and Summit plans to mail to its stockholders a proxy statement in connection with the proposed transaction, which will be included in RCAP’s Registration Statement on Form S - 4(the “Proxy Statement/Prospectus”). THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT RCAP, SUMMIT, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by RCAP and Summit in connection with the proposed transaction through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and such other documents by phone, e - mail or written request by contacting the investor relations department of RCAP or Summit. • RCAP, Summit, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding RCAP’s directors and executive officers is contained in RCAP’s prospectus filed with the SEC pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, on June 6, 2013. Information regarding Summit’s directors and executive officers is contained in Summit’s Form 10 - K for the year ended March 31, 2012 and proxy statement dated October 8, 2012 which are filed with the SEC. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus to be filed with the SEC.

American Realty Capital 4 Transaction Overview » RCS Capital (“RCAP”) will acquire 100 % of the fully diluted common stock of Summit Financial Services Group (“Summit”) for $ 1 . 2578 per share (including cash to be contributed by Summit under the merger agreement), payable at closing ▪ Price is a 26 % premium to the closing price on Friday, November 15 , 2013 ▪ Cash consideration limited to approximately 80 % of total, subject to stock election (at least $ 9 . 8 million of total consideration payable in RCAP stock ) ▪ Additional contingent value right (CVR) value, based on level of Summit capital and certain operating and other conditions, of up to $ 5 million paid in cash » Summit operates primarily through its subsidiary, Summit Brokerage Services, Inc . (“SBS”), a dually - registered independent broker - dealer and investment adviser ▪ SBS is a premier independent broker dealer with geographic focus in the Southeast and average annual production of $ 249 , 000 per advisor » Acquisition adds 305 advisors and $ 8 billion assets under management to RCAP independent broker dealer - line of business » Existing Summit management will be retained to continue oversight of the platform and pursue the existing growth strategy

5 RCAP Platform Evolves and Diversifies Investment Bank Wholesale Distribution Services Transfer Agent Mutual Fund Advisory Retail Brokerage

Funding Funded with RCAP common stock and cash from retained earnings Consideration Cash (approximately 80% of total consideration, subject to stock election) RCAP Stock (minimum $9.8 million of total consideration, based on RCAP 10 - day VWAP at closing, subject to stock election) CVR value, based on level of Summit capital and certain operating and other conditions, of up to $5 million paid in cash Synergy Opportunities Increases RCAP pro forma retail brokerage business line, complementing the existing wholesale distribution, banking, transaction management, transfer agency and potential mutual fund advisory businesses Common focus on providing retail investors with access to institutional quality investment managers and styles Summit will bring complementary insurance and annuity products to RCAP The combination will geographically widen RCAP’s footprint and increase the potential retail distribution outlet for RCAP’s new and existing products Approvals Merger subject to regulatory and Summit stockholder approval, as well as certain customary and other closing conditions 6 Key Transaction Terms

7 Transaction Rationales Summit will enhance RCAP’s potential retail brokerage business line by adding 305 high producing advisors to the platform. » Diversify and enhance revenue » Expand and complement existing distribution channels through a sales force of 305 financial advisors » Widen geographic footprint » Enhance organic business growth profile » Expand management team expertise » Gain synergies from back office, compliance and distribution functions » Accretive to RCAP earnings

American Realty Capital 8 » Founded in 1993 , Summit is one of the nation's fastest growing independent broker - dealers and has been recognized as the # 1 Independent Boutique Broker - Dealer in the country and as one of the "Top 50 Independent Broker - Dealers" by leading trade publications » Summit has a proven record as an independent broker - dealer with one of the highest advisor retention rates in the industry ▪ $ 8 billion of assets under management ▪ 230 branches located across 36 states with a well diversified producer base » Current Offerings : ▪ Traditional brokerage services ▪ Fee - based products and annuities ▪ Insurance related products Summit Overview Market Information (As of 11/15/13) Ticker OTC MKTS: SFNS 52 - Week Price Range $0.60 - $1.01 Closing Price $1.00 Shares Outstanding 20.3 million Market Cap $20.3 million 1 2 1. Boomer Market Advisor 2. Investment Advisor; Financial Planning,; InvestmentNews

9 RCAP Pro Forma Financial Advisor Footprint Summit will expand RCAP’s potential retail brokerage business by adding 230 branches across 36 states increasing the total exposure to 43 states. * Includes one location in Hawaii ** Includes two branches in Alaska not shown ICH* • 400 Branches • 550 Advisors Summit** • 230 Branches • 305 Advisors

American Realty Capital 10 Leadership Team Biographies Marshall T. Leeds – Chairman of the Board of Directors, CEO and President » Marshall became Summit's Chairman and CEO in 2002, continuing an almost 25 year career within the independent broker - dealer industry » Prior to acquiring a controlling interest in Summit , Marshall was the Chairman and CEO of JWGenesis Financial Corp » Marshall served on the Independent Firms Committee of the Securities Industry and Financial Markets Association, and previously served as the Chairman of the Regional Investment Bankers Association, Inc . Vincent A. Chiera – Executive Vice President, Chief Administrative Officer » Vincent became Summit's Executive Vice President and Chief Administrative Officer in 2007 » Over 30 years of experience serving the needs of independent financial advisors, including having served as Executive Vice Preside nt and Chief Operating Officer for JWGenesis Financial Corp » Bachelor of Science in Education from Boston University in 1974 Fred G. Fram – Executive Vice President, Compliance and Operations » Fred serves as Summit’s Chief Compliance Officer, as well as overseeing the Firm’s Trading and Operations Department » Over 25 years of broker - dealer experience at firms including National Planning Corporation and H.D. Vest holding senior manageme nt positions in accounting, compliance and operations » Fred currently serves on FINRA’s Membership Committee and has previously served on FINRA’s Licensing and Registration Council and Regulatory Element Continuing Education Content Committee » Bachelor of Business Administration and Masters of Business Administration from the University of Texas, in Austin Steven C. Jacobs – Executive Vice President, Chief Financial Officer, Director » Steve has been a member of Summit's Board of Directors since 2002, and has served as Executive Vice President and Chief Finan cia l Officer since 2003 » Over 20 years of operational and investment banking experience in the financial services industry » Member of both the American Institute of Certified Public Accountants and the Florida Institute of Public Accountants » Bachelor's degree in Accounting from the University of Florida in 1982

American Realty Capital 11 Leadership Team Biographies Tom Terpko – Executive Vice President, Chief Technology Officer » Tom has served as Executive Vice President, Technology for Summit since 2002 » Over 20 years of experience in technology for the financial services industry ; Prior to joining the firm, Tom served as Senior Vice President for Technology for JWGenesis from 1985 until the firm was acquired in 2001; Technology consultant for 1 st Union. » Bachelor’s degree in Business Administration from Florida Atlantic University and a master's degree in Management from Nova U niv ersity Bernard Golembe – Executive Vice President, Brokerage Operations » Bernie joined Summit in 2003 as Vice President of Operations » Over 42 years of securities industry expertise to the Firm; Bernie began his career with Bache & Co., Inc. (which became Prudential Securities) and later continued his career with Bear Sterns; In 1998 he became Vice President of Operations for JWGeneiss. Rob Crowe – Executive Vice President, Chief Marketing Officer » Rob joined Summit as Executive Vice President and Chief Marketing Officer in April 2013 » Over 15 years of experience in the independent broker - dealer and financial services industry; His responsibilities are to overse e the Marketing Department, including marketing and communications, products and services, as well as practice development » Rob served in a similar role with ProEquities Inc., an independent broker - dealer out of Birmingham, AL; Rob graduated from Samford University in Birmingham, AL with a BSBA and a MBA from Samford’s Brock School of Business. Glen McRary – Executive Vice President, Chief Business Developer Officer » Glen joined Summit as Executive Vice President, Chief Business Development Officer in July 2013 » Over 20 years of experience in the independent broker - dealer industry ; Glen oversees the Business Development and Transition Department » Glen served as Vice president, Director of Recruiting, at Symetra Investment Service ; Prior to that, Glen was Senior Regional Director of Securities America and co - founder of the NEXT Financial Group

12 2 Financials SFNS 2013 10Qs and 2012 10K 9/30/2013 2012 Fiscal Year Nine Months Ended Three Months Ended Revenues: Commissions $60,788,331 $20,467,406 $68,208,147 Interest and dividends 605,961 202,005 998,490 Other revenue 3,907,873 1,733,493 4,029,863 Total Revenue $65,302,165 $22,402,904 $73,236,500 Expenses: Commissions and related costs $51,380,208 $17,301,144 $58,136,808 Employee compensation and benefits 5,691,952 1,905,832 6,504,601 Occupancy and equipment 591,232 196,776 778,271 Communications 338,574 113,926 457,476 Depreciation and amortization 148,566 49,176 202,714 Other operating expenses 3,302,457 1,680,463 3,828,615 Total Operating Expenses $61,452,989 $21,247,317 $69,908,485 Pre - Tax: $3,849,176 $1,155,587 $3,328,015 Income tax 1,328,000 100,000 1,736,000 Net Income $2,521,176 $1,055,587 $1,592,015 Income Per Common Share Basic $0.12 $0.05 $0.06 Diluted $0.10 $0.04 $0.05 Weighted Average Common Shares Outstanding Basic 20,328,516 20,362,486 26,484,699 Diluted 25,263,257 25,520,219 31,490,344